UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Other Events.

On January 17, 2017, Inteliquent, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered and voted on (i) a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of November 2, 2016, by and among Onvoy, LLC, Onvoy Igloo Merger Sub, Inc. (“Merger Sub”) and the Company, (ii) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the proposed merger of Merger Sub with and into the Company (the “merger”) and (iii) a proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies.

As of December 9, 2016, the record date for the Special Meeting, there were 34,512,638 shares of the Company’s common stock, par value $0.001 per share, outstanding (the “Common Stock”), each of which was entitled to one vote for each proposal at the Special Meeting. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2016, as supplemented by the supplemental disclosures included in the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2017.

Proposal 1: Proposal to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions
26,638,186	31,774	37,178

Proposal 2: Proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger:

Votes For	Votes Against	Abstentions
26,128,373	525,405	53,360

Proposal 3: Proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies:

Votes For	Votes Against	Abstentions
24,865,955	1,767,066	74,117

The proposal to adopt the Merger Agreement required the affirmative vote of stockholders holding at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to Company’s named executive officers in connection with the merger and the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies each required the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Each of the proposals was approved by the requisite holders of Common Stock.

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement. No other business properly came before the Special Meeting.

Pursuant to the terms of the Merger Agreement, the consummation of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including receipt of stockholder approval. The consummation of the Merger remains subject to certain other customary closing conditions, including, among others, (i) no court or other Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any order or law that is and continues to be in effect and that prohibits the consummation of the Merger or makes the consummation of the Merger illegal; (ii) consents of applicable state public utility commissions have been obtained; and (iii) the absence of a “material adverse effect” with respect to the Company. The transaction is expected to close in the first quarter of 2017.

Forward Looking Statements

Statements herein regarding the proposed transaction contemplated by the Merger Agreement, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the proposed transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with statements that are included herein and in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, which are available on the SEC’s website at http://www.sec.gov. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Onvoy or the Sponsors (as defined in the Merger Agreement) or persons acting on any of their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company, Onvoy and the Sponsors hereby disclaim any obligation to update or revise forward-looking statements as a result of developments occurring after the date hereof unless required by law. Past financial or operating performance are not necessarily reliable indicators of future performance and you should not use our historical performance to anticipate results or future period trends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: January 17, 2016	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary